SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2002

                        Commission File Number: 000-49954

                             Maximum Dynamics, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Colorado                                                             84-1556886
--------                                                             ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

2 North Cascade Avenue, Suite 1100, Colorado Springs, Colorado            80903
--------------------------------------------------------------            -----
(Address of principal executive offices)                             (Zip Code)

                                 (719) 338-7743
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
                   (Former name, if changed since last report)

                ------------------------------------------------
      (Former Address and Telephone Number of Principal Executive Offices)




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Item 1. Changes in Control of Registrant.
-----------------------------------------

On December 13, 2002, Mr. Joshua Wolcott was appointed as Chief Financial Officer and a director of Maximum Dynamics, Inc., a Colorado corporation ("Registrant"). On December 13, 2002, Mr. Ramsay resigned as the President and director of the Registrant. On November 19, 2002, Mr. Wolcott purchased 1,500,000 shares of common stock from Rodney Ramsay, the officer and director of the Registrant, in exchange for $1,500. The source of that $1,500 was the personal funds of Mr. Wolcott. As a result of this transaction, Mr. Wolcott directly and personally owns 3,750,000 shares of the Issuer's common stock which comprises 14.1% of the Issuer's total issued and outstanding shares. Mr. Wolcott has sole voting and dispositive power as to the 3,750,000 shares he owns directly. Mr. Wolcott is also the President and a majority shareholder of Barrington Gap, Inc., a Colorado corporation, which owns 2,650,000 shares, and whose assets were acquired by the Registrant on November 27, 2002.

On December 13, 2002, Paul Stabnow was appointed as the Chief Technology Officer and director of the Registrant. On December 19, 2002, Mr. Stabnow purchased 750,000 shares of common stock from Nathan Enger, an officer and director of the Registrant, in exchange for $750. The source of that $750 was the personal funds of Mr. Stabnow.

            SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth certain information as of December 17, 2002, with respect to the beneficial ownership of our common stock by all persons known by us to be beneficial owners of more than 5% of its outstanding shares of its common stock, and by directors who own common stock, and all officers and directors as a group:

===================== ==================================== =============================== ===================
   Title of Class       Name and Address of Beneficial          Amount and Nature of        Percent of Class
                                     Owner                        Beneficial Owner
--------------------- ------------------------------------ ------------------------------- -------------------
                      Eric Majors                                 6,250,000 shares
    Common Stock      P.O. Box 7812                          president, chief executive          23.6%
                      Colorado Springs, CO 80933                 officer, director
--------------------- ------------------------------------ ------------------------------- -------------------
                      Joshua Wolcott                              6,417,190  shares
    Common Stock      P.O. Box 101705                         chief financial officer,           23.1%
                      Denver, CO 80210                               director
--------------------- ------------------------------------ ------------------------------- -------------------
                      Paul Stabnow                                 750,000 shares
    Common Stock      PO Box 713                              chief technical officer,            2.8%
                      Green Mountain Falls, CO 80819                 director
--------------------- ------------------------------------ ------------------------------- -------------------
                      James Budd
    Common Stock      2 North Cascade Ave., Suite 1100            3,185,000 shares               14.4%
                      Colorado Springs, CO 80903
--------------------- ------------------------------------ ------------------------------- -------------------
                      Europa Global, Inc. (1)
    Common Stock      102 S. Tejon Street, Ste 1100               2,247,500 shares                8.5%
                      Colorado Springs, CO  80903
--------------------- ------------------------------------ ------------------------------- -------------------
                      Ernesto Angel
    Common Stock      12549 McKenzie Ct.                          2,247,500 shares                8.5%
                      Colorado Springs, CO 80020
--------------------- ------------------------------------ ------------------------------- -------------------
                      Jesus Romero
    Common Stock      621 W. Colorado Ave.                        1,375,000 shares                5.2%
                      Colorado Springs, CO 80905
--------------------- ------------------------------------ ------------------------------- -------------------
                      Barrington Gap, Inc. (2)
    Common Stock      2 North Cascade Ave., Suite 1100            2,650,000 shares               10.0%
                      Colorado Springs, CO 80903
--------------------- ------------------------------------ ------------------------------- -------------------
    Common Stock      All Officers & Directors                   10,750,000 shares               40.5%
                      as a group
===================== ==================================== =============================== ===================
(1)   Ernesto Angel is the sole officer, director and shareholder of Europa
      Global, Inc.
(2)   Joshua Wolcott who owns 3,750,000 shares as an individual, is the sole officer and director of Barrington Gap, and owns 90.47% of Barrington Gap,
      Inc.'s shares. Therefore he is also the beneficial owner of 2,397,190 share held by Barrington Gap, Inc.



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Beneficial ownership is determined in accordance with the rules of the
Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.


The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

Item 5. Other Events.
---------------------

Changes to Securities.

Forward Split. The Registrant's Board of Directors approved a forward split of the Registrant's issued and outstanding common stock on a 2.5 for 1 basis on November 18, 2002. The Record Date for this declared dividend was November 29, 2002. The Pay Date for this declared dividend was December 9, 2002.

The Registrant's purpose for the forward stock split is to increase the marketability and liquidity of the common stock. Upon approval of the reverse stock split, each share of the Registrant's issued and outstanding common stock will automatically be increased to two and one half (2.5) fully paid and nonassessable shares of common stock, no par value per share. Fractional shares will be rounded upward. The Registrant issued new stock certificates to shareholders of record upon the effective date of the forward split. The forward stock split increased the number of shares of common stock outstanding from 10,610,000 shares as of December 9, 2002, to approximately 26,525,000 shares. The common stock will continue to be no par value common stock following the split.

Reference is made to the news release dated December 2, 2002.

Item 6. Resignations of Registrant's Directors.
-----------------------------------------------

On December 13, 2002, Rodney Ramsay resigned as the President and director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Ramsay's resignation is filed as Exhibit 17.1 to this Form 8-K.

On December 13, 2002, Nathan Enger resigned as the Vice President and director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Enger's resignation is filed as Exhibit 17.2 to this Form 8-K.




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Index to Exhibits
------------------


17.1     Resignation of Rodney Ramsay

17.2     Resignation of Nathan Enger







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Maximum Dynamics, Inc.


December 18, 2002                     By:      /s/ Eric Majors
                                               --------------------------------
                                               Eric Majors, President and
                                               Chief Executive Officer






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